                                                                   Exhibit 10.83


                      LICENSE RIGHTS TERMINATION AGREEMENT

     THIS LICENSE RIGHTS TERMINATION AGREEMENT (this "AGREEMENT") is made as of the 15th day of March, 2001 by and among AMBRA INC., a Delaware corporation ("LICENSOR"), HUGO BOSS AG, a corporation of the Federal Republic of Germany ("HUGO BOSS"), I.C. ISAACS & COMPANY L.P., a Delaware limited partnership ("LICENSEE"), and I.C. ISAACS & COMPANY, INC., a Delaware corporation (the "CORPORATION").

                                    RECITALS

     A. Licensor, Licensee and Hugo Boss are parties to that certain Restated and Amended License Rights Agreement effective as of October 22, 1999, as amended by that certain First Amendment to Restated and Amended License Rights Agreement made as of January 30, 2001 (the "FIRST AMENDMENT") (the Restated and Amended License Rights Agreement, as amended by the First Amendment, is referred to herein as the "LICENSE RIGHTS AGREEMENT").

     B. Licensor, Licensee, Hugo Boss, and the Corporation desire to terminate the License Rights Agreement as hereinafter provided.

     NOW, THEREFORE, in consideration of the premises, the agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do covenant and agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

     SECTION 1.01. CERTAIN DEFINED TERMS. The following terms used in this Agreement shall have the following meanings:

     "LICENSE RIGHTS AGREEMENT" As defined above in Recital A.

     "NOTE" The $7,200,000 Subordinated Promissory Note made by Licensee payable to the order of Licensor, as provided in Section 3.01 of this Agreement, which Note shall be executed and delivered in the form of EXHIBIT A attached hereto.

     "SECURITY AGREEMENT" The Security Agreement from Licensee in favor of Licensor, as provided in Section 3.02 of this Agreement, which Security Agreement shall be executed and delivered in the form of EXHIBIT B attached hereto.

     "SHAREHOLDERS' AGREEMENT" The I.C. Isaacs & Company, Inc. Shareholders' Agreement dated November 5, 1999 between the Corporation and Licensor.

     "1999 AGREEMENT" The Agreement dated as of October 22, 1999 by and among the Corporation, Licensee, Licensor and Hugo Boss.

     SECTION 1.02. TERMS DEFINED IN LICENSE RIGHTS AGREEMENT. Capitalized terms used in this Agreement that are not defined in this Agreement, but are defined in the License Rights Agreement, shall have the meanings given them in the License Rights Agreement.

                                   ARTICLE II

                     TERMINATION OF LICENSE RIGHTS AGREEMENT

     SECTION 2.01. TERMINATION. The License Rights Agreement is terminated effective as of the date hereof. Notwithstanding anything to the contrary set forth in Section 16 of the License Rights Agreement, or in any other provision of the License Rights Agreement, upon the execution and delivery of this Agreement by Licensor, Hugo Boss, Licensee, and the Corporation:

          (a) all rights of Licensee relating to the Licensed Products shall cease, except in accordance with this Section 2.01 and Section 2.02, and Licensee shall:

               (i) cease the manufacture of the Licensed Products except in accordance with this Section 2.01 and Section 2.02; and

               (ii) cease all use of the rights licensed under the License Rights Agreement, except in accordance with this Section 2.01 and
          Section 2.02; and

               (iii) upon the earlier to occur of (A) the completion and sale of the Licensed Products as permitted under Section 2.02 or (B) October 31, 2001, delete and henceforth cease from making any reference to the Licensed Marks in, on or in connection with any advertising, promotional or directory materials, including any reference to having been previously a licensee of Licensor; and

               (iv) upon the earlier to occur of (A) the completion and sale of the Licensed Products as permitted under Section 2.02 or (B) October 31, 2001, destroy all packaging, labels, tags and other materials and property relating to the License Rights Agreement; and

          (b) all of Licensee's duties and obligations contained in the License Rights Agreement to pay royalties or interest on any royalty payments shall be terminated effective as of the date hereof. The termination of the License Rights Agreement shall not relieve Licensee of any duties or obligations contained in the License Rights Agreement which remain applicable to the activities of Licensee through the date hereof or from and after the date hereof, except for any obligation to pay royalties or any interest on royalties. Nor shall execution of this Agreement extinguish any rights of Licensor or Licensee to the extent that such rights are necessary to ensure an expeditious conclusion of the License Rights Agreement. The immediately preceding sentence shall not impose any duty or obligation on Licensee to pay royalties or interest on any royalties under the License Rights Agreement. Nothing in this paragraph shall affect Licensor's rights or remedies for any post-termination breach of this Agreement or the License Rights Agreement to the extent the provisions thereof remain applicable or shall survive the execution of this Agreement. Wherever necessary to carry out the intent of the parties under this Agreement, certain provisions of the License Rights Agreement including, without limitation, Sections 3(e) through (j), 8, 10, 14 and 16 of the License Rights Agreement shall survive termination of the License Rights Agreement, and shall continue in full force and effect, subject to the terms of this Agreement; provided, however, Licensee's duties and obligations to pay royalties or interest on any royalty payments shall terminate on the date hereof and not survive the termination of the License Rights Agreement.

     SECTION 2.02. INVENTORY COMPLETION AND SELL-OFF. Notwithstanding anything to the contrary set forth in Section 15.i. of the License Rights Agreement or in this Agreement, upon the execution and delivery of this Agreement, Licensee (and its secured inventory lender), shall be entitled, subject to the terms and conditions of the License Rights Agreement (excluding any duty or obligation to pay royalties or interest on any royalties) as though the License Rights Agreement had not been terminated for the purposes of this Section 2.02, on a non-exclusive basis, for the period from the date of termination through and including October 31, 2001, to complete manufacture of Licensed Products in progress on the date of termination, and to export to, and distribute and sell in, the Sales Territory, such completed Licensed Products and any Licensed Products in Licensee's inventory on the date of termination; provided, however, that such rights as are granted herein apply only to orders placed and goods manufactured in the ordinary course of Licensee's business. After October 31, 2001, Licensee shall completely remove the Licensed Marks and any and all marks including the word BOSS from any and all products in Licensee's inventory. If, after October 31, 2001, Licensee sells any Licensed Products or sells any products which contain any Licensed Marks or any marks including the word BOSS, Licensee shall pay to Licensor, as liquidated damages, Two Thousand Five Hundred and 00/100 Dollars ($2,500.00) for each such product sold. Notwithstanding anything to the contrary set forth in Section 16.c. of the License Rights Agreement or any other provision of the License Rights Agreement, Licensee shall not be obligated to pay any royalties or interest (or any other amounts) to Licensor, Hugo Boss, or any other person in respect of Licensed Products completed, exported, distributed, or sold in accordance with this Section 2.02.

     SECTION 2.03. FINANCIAL REPORTS. Not later than thirty (30) days, or in the case of monthly statements for the month ending December 31, ninety (90) days, after the end of each month, the Corporation shall provide Licensor with the Corporation's internally prepared monthly income (profit and loss) statement and balance sheet. The obligations set forth in the preceding Sentence of this
Section 2.03 shall terminate upon payment in full of all amounts owed to Licensor under the Note.

     SECTION 2.04. REIMBURSEMENT OF FEES. Licensee shall pay all legal and accounting fees and costs incurred by the parties to this Agreement in this transaction.

                                   ARTICLE III

                SUBORDINATED PROMISSORY NOTE; SECURITY AGREEMENT

     SECTION 3.01. EXECUTION AND DELIVERY OF NOTE. Simultaneously with the full execution and delivery of this Agreement by Licensor, Hugo Boss, Licensee, and the Corporation, Licensee has executed the Note and delivered the Note to Licensor.

     SECTION 3.02. EXECUTION AND DELIVERY OF SECURITY AGREEMENT. Simultaneously with the full execution and delivery of this Agreement by Licensor, Hugo Boss, Licensee, and the Corporation, Licensee has executed the Security Agreement and delivered the Security Agreement to Licensor.

     SECTION 3.03. REAL ESTATE COLLATERAL. As additional security for the Note, Licensee shall, as soon as is reasonably practicable, but in any event within ninety (90) days after the date of this Agreement, grant to Licensor a mortgage on the real property owned by Licensee and located in Milford, Delaware and a deed of trust on the real property owned by Licensee and located in Baltimore City, Maryland. Licensee's obligation to grant the mortgage and the deed of trust in accordance with the preceding sentence shall be conditioned upon (a) Congress Financial's review and approval of the form and substance of the mortgage and the deed of trust and (b) Licensor entering into such intercreditor and subordination agreements as Congress Financial may require. The mortgage and the deed of trust shall be granted subject to matters of record. If the mortgage or deed of trust in favor of Licensor is recorded subordinate to a mortgage or deed of trust other than a mortgage or deed of trust in favor of Congress Financial, Licensee shall use reasonable efforts to cause such prior mortgage or deed of trust, other than a mortgage or deed of trust in favor of Congress Financial, to be subordinated to the mortgage or deed of trust in favor of Licensor. If recordation tax is due upon the recording of the mortgage or deed of trust in favor of Licensor, Licensee shall pay the amount of such recordation tax when the mortgage or deed of trust in favor of Licensor is recorded.

                                   ARTICLE IV

                         AMENDMENTS TO OTHER AGREEMENTS

     SECTION 4.01. AMENDMENT TO CERTIFICATE OF DESIGNATION RELATING TO SERIES A PREFERRED STOCK; REPLACEMENT OF EXHIBIT A TO 1999 AGREEMENT; DELETION OF EXHIBIT F FROM 1999 AGREEMENT.

          (a) On or before April 6, 2001, the Corporation shall cause to be filed with the Secretary of State of Delaware a Certificate of Amendment in the form of EXHIBIT C-1 attached hereto (the "CERTIFICATE OF AMENDMENT") amending the Certificate of Designation relating to the Series A Convertible Preferred Stock filed with the Secretary of State of Delaware on November 5, 1999.

          (b) The 1999 Agreement is hereby amended by (i) replacing EXHIBIT A to the 1999 Agreement with REPLACEMENT EXHIBIT A in the form attached to this Agreement as EXHIBIT C-2 ("REPLACEMENT EXHIBIT A"), and (ii) deleting EXHIBIT F from the 1999 Agreement. The parties acknowledge that the promissory note referred to in Replacement Exhibit A shall be in the form of ANNEX 1 to Replacement Exhibit A and that the security agreement referred to in Replacement Exhibit A shall be in the form of ANNEX 2 to Replacement Exhibit A.

     SECTION 4.02. AMENDMENT TO SHAREHOLDERS' AGREEMENT. Simultaneously with the full execution and delivery of this Agreement by Licensor, Hugo Boss, Licensee, and the Corporation, Licensor and the Corporation have executed and delivered to each other Amendment No. 1 to the Shareholders' Agreement, which Amendment No. 1 is in the form of EXHIBIT D attached hereto.

                                    ARTICLE V

                          ACKNOWLEDGEMENTS OF LICENSOR

     Licensor acknowledges each of the following:

          (a) The Note has not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") and Licensor will not have any registration rights with respect to the Note;

          (b) No federal or state agency has made any finding or determination as to the fairness of the offering for investment, or made any recommendation or endorsement of the Note. The Note has not been registered under the securities laws of any state or other jurisdiction and the offering of the Note has not been reviewed for accuracy or completeness by any securities commissioner or agency of any jurisdiction;

          (c) Licensor has read the information set forth below regarding its state of residence:

     THE NOTE HAS NOT BEEN REGISTERED UNDER THE DELAWARE SECURITIES ACT, AS AMENDED, AND MAY NOT BE TRANSFERRED OR SOLD EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SUCH ACT.

          (d) Any subsequent assignment, sale, transfer, exchange or other disposition of the Note may be made only in compliance with applicable federal and state securities laws;

          (e) Licensor is acquiring the Note without being furnished any offering literature or prospectus. Licensee has made available to Licensor all material that has been requested relating to an investment in Licensee and has provided answers to all questions concerning the offering addressed by the Licensor;

          (f) Licensor has discussed with its professional legal, tax and financial advisors the suitability of any investment in Licensee for its particular tax and financial situation; and

          (g) Licensor has not been offered the Note by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                                   ARTICLE VI

                   REPRESENTATIONS AND WARRANTIES OF LICENSEE

     The representations and warranties of Licensee as set out below are true, complete and correct as of the date hereof. Licensee acknowledges that each of the representations and warranties contained in this Article VI are material to Licensor and Hugo Boss and Licensor and Hugo Boss are entering into this Agreement in reliance on such representations and warranties.

     SECTION 6.01. ORGANIZATION AND STANDING. Licensee is duly organized and validly existing under the laws of the State of Delaware.

     SECTION 6.02. REQUISITE POWER; NO CONFLICTS. Licensee has all requisite power and authority to enter into this Agreement and to carry out and perform its obligations hereunder and the performance by it of its obligations under this Agreement does not violate any applicable law or its organizational documents or breach the provisions of any contract by which it is bound. This Agreement is a valid and binding obligation of Licensee, enforceable in accordance with its terms.

     SECTION 6.03 AUTHORIZATION. All action on the part of Licensee necessary for the performance of its obligations hereunder has been taken.

     SECTION 6.04. FINANCIAL CONDITION. Licensee is not insolvent and will not be rendered insolvent by the transactions contemplated herein, it will not be left with insufficient working capital to meet its capital requirements as a result of the transactions contemplated herein, and the transactions contemplated herein are not, and will not, hinder, delay or defraud any creditors of Licensee. For purposes of this Section 6.04, insolvency shall be determined on a balance sheet and cash flow basis as of the date hereof.

     SECTION 6.05. CONGRESS FINANCIAL AGREEMENTS. Licensee is not in default under Licensee's agreements with Congress Financial Corporation ("CONGRESS FINANCING AGREEMENTS"), and the terms of the Congress Financing Agreements have been extended to December 31, 2002.

                                   ARTICLE VII

                REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

     The representations and warranties of the Corporation as set out below are true, complete and correct as of the date hereof. The Corporation acknowledges that each of the representations and warranties contained in this Article VII are material to Licensor and Hugo Boss and Licensor and Hugo Boss are entering into this Agreement in reliance on such representations and warranties.

     SECTION 7.01. ORGANIZATION AND STANDING. The Corporation is duly incorporated and validly existing under the laws of the State of Delaware.

     SECTION 7.02. REQUISITE POWER; NO CONFLICTS. The Corporation has all requisite power and authority to enter into this Agreement and to carry out and perform its obligations hereunder and the performance by it of its obligations under this Agreement does not violate any applicable law, its Certificate of Incorporation, as amended, or By-laws, as amended, or breach the provisions of any contract by which it is bound. This Agreement is a valid and binding obligation of the Corporation, enforceable in accordance with its terms.

     SECTION 7.03 AUTHORIZATION. All action on the part of the Corporation necessary for the performance of its obligations hereunder has been taken.

     SECTION 7.04. FINANCIAL CONDITION. The Corporation is not insolvent and will not be rendered insolvent by the transactions contemplated herein, it will not be left with insufficient working capital to meet its capital requirements as a result of the transactions contemplated herein, and the transactions contemplated herein are not, and will not, hinder, delay or defraud any creditors of the Corporation. For purposes of this Section 7.04, insolvency shall be determined on a balance sheet and cash flow basis as of the date hereof.

                                  ARTICLE VIII

                   REPRESENTATIONS AND WARRANTIES OF LICENSOR

     The representations and warranties of Licensor set out below are true, complete and accurate as of the date hereof. Licensor acknowledges that each of the representations and warranties contained in this Article VIII are material to the Corporation and Licensee and the Corporation and Licensee are entering into this Agreement in reliance on such representations and warranties.

     SECTION 8.01. INVESTOR REPRESENTATIONS.

          (a) Licensor is a Delaware corporation not formed for the specific purpose of acquiring the Note, with total assets in excess of Five Million Dollars ($5,000,000).

          (b) Licensor is acquiring the Note for its own account for investment and not with any view to resale or distribution thereof.

          (c) Licensor is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act.

          (d) The taxpayer identification number of Licensor is 13-397-4089. Licensor is not subject to backup withholding either because it has not been notified by the Internal Revenue Service that it is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified Licensor that it is no longer subject to backup withholding. Licensor certifies that Licensor is not a "foreign person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986 and agrees to so notify the Corporation prior to becoming a foreign person as so defined.

     SECTION 8.02. NO DEFAULT. Licensor hereby agrees that all royalties and interest on royalty payments due under the License Rights Agreement have been fully paid or otherwise satisfied. To Licensor's knowledge, Licensee is not in default under any of its agreements with Licensor.

     SECTION 8.03. ORGANIZATION AND STANDING. Licensor is duly incorporated and validly existing under the laws of the State of Delaware.

     SECTION 8.04. REQUISITE POWER; NO CONFLICTS. Licensor has all requisite power and authority to enter into this Agreement and to carry out and perform its obligations hereunder and the performance by it of its obligations under this Agreement do not violate any applicable law, its Certificate of Incorporation or By-laws or breach the provisions of any contract by which it is bound. This Agreement is a valid and binding obligation of Licensor, enforceable in accordance with its terms.

     SECTION 8.05. AUTHORIZATION. All action on the part of Licensor necessary for the performance of Licensor's obligations hereunder has been taken.

                                   ARTICLE IX

                   REPRESENTATIONS AND WARRANTIES OF HUGO BOSS

         The representations and warranties of Hugo Boss as set out below are true, complete and correct as of the date hereof. Hugo Boss acknowledges that each of the representations and warranties contained in this Article IX are material to the Corporation and Licensee and the Corporation and Licensee are entering into this Agreement in reliance on such representations and warranties.

     SECTION 9.01. NO DEFAULT. To Hugo Boss's knowledge, Licensee is not in default under any of its agreements with Hugo Boss.

     SECTION 9.02. ORGANIZATION AND STANDING. Hugo Boss is duly incorporated and validly existing under the laws of the place of its incorporation.

     SECTION 9.03. REQUISITE POWER; NO CONFLICTS. Hugo Boss has all requisite power and authority to enter into this Agreement and to carry out and perform its obligations hereunder and the performance by it of its obligations under this Agreement does not violate any applicable law or its organizational documents or breach the provisions of any contract by which it is bound. This Agreement is a valid and binding obligation of Hugo Boss, enforceable in accordance with its terms.

     SECTION 9.04. AUTHORIZATION. All action on the part of Hugo Boss necessary for the performance of Hugo Boss's obligations hereunder has been taken.

                                    ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.01. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

     SECTION 10.02. SEVERABILITY. Any provision of this Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Agreement, and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

     SECTION 10.03. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     SECTION 10.04. NOTICES. Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by telecopy, or by hand delivery, or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the parties at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the parties to each other. Notice shall be considered given as of the earlier of the date of actual receipt, or the date of the telecopy or hand delivery, or one (1) calendar day after delivery to an overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein. Notwithstanding the aforesaid procedures, any notice or demand upon any party, in fact received by such party, shall be sufficient notice or demand.

          If to Corporation/Licensee:    I.C. Isaacs & Company, Inc.
                                         350 Fifth Avenue, Suite 1029
                                         New York, New York 10118

                                    Attn: Mr. Robert J. Arnot, Chairman and CEO
                                    Telecopy No.:  212-695-7579

               With copy to:        I.C. Isaacs & Company L.P.
                                    3840 Bank Street
                                    Baltimore, Maryland 21224
                                    Attn:  Mr. Eugene C. Wielepski
                                    Telecopy No.:  410-563-1512

               And copy to:         Piper Marbury Rudnick & Wolfe LLP
                                    6225 Smith Avenue
                                    Baltimore, Maryland 21209-3600
                                    Attn:  Robert J. Mathias, Esquire
                                    Telecopy No.:  410-580-3001

       If to Hugo Boss/Licensor:    Hugo Boss AG
                                    Dieselstrasse 12
                                    D-72555 Metzingen
                                    Federal Republic of Germany
                                    Attn:  General Counsel
                                    Telecopy No.:  49-7123-942018

               With copy to:        Ambra Inc.
                                    c/o Hugo Boss USA Inc.
                                    645 Fifth Avenue
                                    New York, New York 10022
                                    Attn:  Chief Financial Officer
                                    Telecopy No.:  212-940-0619

               And copy to:         Coudert Brothers
                                    1114 Avenue of the Americas
                                    New York, New York 10036
                                    Attn:  Pamela T. Church, Esq.
                                    Telecopy No.:  212-626-4120

     SECTION 10.05. AMENDMENTS, WAIVERS AND CONSENTS. This Agreement shall not be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing signed by all parties hereto.

     SECTION 10.06. NO THIRD PARTY BENEFICIARIES. There shall be no third-party beneficiaries of this Agreement.

     SECTION 10.07. ARTICLES AND SECTIONS. The Article and Section headings and captions in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement. The references in this Agreement to Articles and Sections shall be read as Articles or Sections of this Agreement unless otherwise specifically provided.

     SECTION 10.08. EXHIBITS. The references in this Agreement to specific Exhibits shall be read as references to such specific Exhibits attached, or intended to be attached, to this Agreement and any counterpart of this Agreement and regardless of whether they are in fact attached to this Agreement, and including any amendments, supplements, and replacements thereto from time to time.

     SECTION 10.09. ENTIRE AGREEMENT. The parties hereto agree that this Agreement is a complete exclusive expression of all the terms hereof.

     SECTION 10.10. GOVERNING LAW. The validity, construction, operation and effect of any and all of the terms and provisions of this Agreement shall be determined and enforced in accordance with the laws of the State of New York without giving effect to principles of conflicts of law thereunder. All disputes arising out of or in connection with this Agreement or the interpretation thereof shall be submitted to the United States District Court for the Southern District of New York and the parties hereby submit to the jurisdiction of such court.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Agreement to be executed the day and date first above written.

                                 AMBRA INC., a Delaware corporation

                                 By:  /s/  GERT J. FRISCH
                                    ------------------------------
                                    Name: Gert J. Frisch
                                    Title:   Vice President


                                 HUGO BOSS AG, a corporation of the Federal
                                 Republic of Germany

                                 By:  /s/ JORG-VIGGO MULLER
                                      ------------------------------
                                      Name: Jorg-Viggo Muller
                                      Title:   Member of the Board

                                 By:  /s/ WERNER BALDESSARINI
                                      ------------------------------
                                      Name: Werner Baldessarini
                                      Title: Chairman and Chief
                                             Executive Officer


                                 I.C. ISAACS & COMPANY L.P., a
                                 Delaware limited partnership

                                 By:  I.C. Isaacs & Company, Inc., a
                                      Delaware corporation, its general partner

                                 By:  /s/ ROBERT J. ARNOT
                                    ------------------------------
                                    Name:  Robert J. Arnot
                                    Title:  Chairman and Chief Executive
                                            Officer


                                 I.C. ISAACS & COMPANY, INC., a
                                 Delaware corporation

                                 By:  /s/ ROBERT J. ARNOT
                                     ------------------------------
                                     Name:  Robert J. Arnot
                                     Title: Chairman and Chief Executive Officer

                                    Exhibit A

                       SUBORDINATED SECURED PROMISSORY NOTE

                                    Exhibit B

                               SECURITY AGREEMENT

                                   Exhibit C-1


               CERTIFICATE OF AMENDMENT TO CERTIFICATE OF DESIGNATION

                           [EXHIBIT C-2 TO LICENSE RIGHTS TERMINATION AGREEMENT]

                              REPLACEMENT EXHIBIT A

               DESCRIPTION OF SERIES A CONVERTIBLE PREFERRED STOCK

Except as expressly set forth in the Certificate of Designation relating to the Series A Convertible Preferred Stock filed with the Secretary of State of the State of Delaware, as amended, shares of Preferred Stock and shares of Common Stock shall have all of the same preferences, rights (including rights to dividends) and voting powers, shall be identical in all respects and will entitle the holders thereof to the same rights and privileges. The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Preferred Stock:

     (1) The shares of Preferred Stock shall not be entitled to vote on any matters to be voted upon by the stockholders of the Corporation except as specifically set forth in this paragraph (1). The holders of the Preferred Stock shall be entitled to vote as a separate class, and the affirmative vote of stockholders holding, in the aggregate, a majority of the outstanding shares of Preferred Stock shall be required, for (i) the creation of an equity security senior to the Preferred Stock or (ii) the amendment of the Certificate of Incorporation or Bylaws of the Corporation to the material detriment of the holders of the Preferred Stock.

         (2) Until and including December 31, 2002, the Corporation may redeem the Preferred Stock, at any time and from time to time, in whole or in part, and at its sole option. Upon any such redemption, the Corporation shall pay a redemption price calculated as follows:

          (a) Until and including June 30, 2002, the redemption price shall be equal to the product of (1) $1.00 multiplied by (2) the number of shares of Preferred Stock being redeemed.

          (b) From July 1, 2002 until and including December 31, 2002, the redemption price shall be the GREATER of:

               (1) the product of (a) $1.00 multiplied by (b) the number of shares of Preferred Stock being redeemed;

               OR

               (2) the product of (x) the Market Value (as defined herein) multiplied by (y) the number of shares of Common Stock which the holder of such Preferred Stock would have held had the shares of Preferred Stock to be redeemed been converted pursuant to Paragraph 3(b) hereof immediately prior to such redemption.

     For purposes of this Paragraph 2 only, "Market Value" shall mean the last reported sale price per share of Common Stock on the Trading Day immediately prior to the date of such redemption, or, in case no such sale takes place on such date, the average of the closing bid and asked prices in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Board of Directors of the Corporation and the holder of the Preferred Stock being redeemed, by mutual agreement, or by such other source or sources as shall be selected in good faith by the Board of Directors of the Corporation and the holder of the Preferred Stock being redeemed, by mutual agreement. As used herein the term "Trading Day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq National Market, any business day. If, as of the date of redemption the Common Stock is not registered under Section 12 of the Securities Exchange Act of 1934, as amended, the Market Value shall be the appraised fair market value as of the Trading Day immediately prior to the redemption date, as determined by an independent appraiser of recognized standing and appraisal method selected by mutual agreement of the Corporation and the holder of the Preferred Stock being redeemed on such date.

     (3) During the period beginning on January 1, 2003 and ending on December 31, 2006 (the "CONVERSION PERIOD"), any shares of Preferred Stock which have not been redeemed pursuant to Paragraph 2 hereof shall be convertible, in whole as to all of such shares but not in part, at the option of the holder thereof, into
EITHER:

          (a) A promissory note substantially in the form attached as ANNEX 1 to this Exhibit A, which note shall be secured by a security agreement substantially in the form attached as ANNEX 2 to this Exhibit A, in a principal amount equal to the product of (1) $1.00 multiplied by (2) the total number of shares of Preferred Stock so converted, with interest thereafter at an annual rate of interest of 12%, pursuant to which the Corporation shall make two (2) consecutive quarterly payments of accrued interest only beginning on the date that is three (3) months after the date of such conversion, and shall make four (4) consecutive equal quarterly installments of principal and interest beginning on the date that is nine
     (9) months after the date of such conversion;

     OR

          (b) An equal number of fully paid and nonassessable shares of common stock of the Corporation, par value $0.0001 per share (the "COMMON STOCK") (such exchange amount, the "CONVERSION RATIO"). The Common Stock issuable upon conversion of the shares of Preferred Stock, when such Common Stock shall be issued in accordance with the terms thereof, are hereby declared to be and shall be duly authorized, validly issued, fully paid and nonassessable Common Stock held by the holders thereof.

          (1) In order to convert shares of Preferred Stock into shares of Common Stock pursuant to Paragraph 3(b) above, the holder thereof shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or to the transfer agent for the Preferred Stock or the Common Stock, together with written notice to the Corporation stating that it elects to convert the same and setting forth the name or names in which the certificate or certificates for Common Stock should be issued.

          (2) No fractional shares of Common Stock shall be issued upon conversion of shares of Preferred Stock. Any fractional shares of Common Stock resulting from conversion of Preferred Stock shall be rounded down to the nearest whole share.

          (3) The Corporation shall, as soon as practicable after the surrender of the certificate or certificates evidencing shares of Preferred Stock for conversion at the office of the Corporation or the transfer agent for the Preferred Stock or the Common Stock, issue to each holder of such shares, or its nominee or nominees, a certificate or certificates evidencing the number of shares of Common Stock (and any other securities and property) to which it shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such date and shall, with respect to such shares, have only those rights of a holder of Common Stock of the Corporation. At the time the conversion is deemed to have occurred, the rights of the holders of the shares of Preferred Stock shall cease except for the right to receive such shares of Common Stock.

          (4) If outstanding shares of the Common Stock shall be subdivided into a greater number of shares, or combined into a smaller number of shares, or a dividend or other distribution in Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed), shall be paid in respect of the Common Stock, the Conversion Ratio in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately adjusted so that the holders of shares of Preferred Stock shall have the right to convert such shares of Preferred Stock into the number of shares of Common Stock which they would have owned after the event had such shares of Preferred Stock been converted immediately before the happening of such event. Any adjustment to the Conversion Ratio under this Paragraph 3(b)(4) shall become effective at the close of business on the date the subdivision or combination referred to herein becomes effective.

          (5) In the event of any capital reorganization, any reclassification of the Common Stock (other than a change in par value), or the consolidation or merger of the Corporation with or into another Person (collectively referred to hereinafter as a "REORGANIZATION"), the holders of the Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefor in any agreement relating to a Reorganization, upon conversion of the Preferred Stock pursuant to Paragraph 3(b) above, the kind and number of shares of Common Stock or other securities or property (including cash) of the Corporation, or other corporation resulting from such consolidation or surviving such merger to which a holder of the number of shares of the Common Stock of the Corporation which such holder would have owned had such shares of Preferred Stock been converted immediately before such Reorganization (based on the Conversion Ratio then in effect) would have been entitled to receive with respect to such Reorganization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Preferred Stock, to the end that the provisions set forth herein (including the specified changes and other adjustments to the Conversion Ratio) shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares, other securities or property thereafter receivable upon conversion of the Preferred Stock. The provisions of this Paragraph 3(b)(5) shall similarly apply to successive Reorganizations.

          (6) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect a conversion of all outstanding shares of the Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation shall promptly seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. In the event of the consolidation or merger of the Corporation with another corporation where the Corporation is not the surviving corporation, effective provisions shall be made in the certificate or articles of incorporation, merger, or consolidation, or otherwise of the surviving corporation so that such corporation will at all times reserve and keep available a sufficient number of shares of common stock or other securities or property to provide for the conversion of the Preferred Stock in accordance with the provisions of this Paragraph 3(b).

          (c) No conversion rights shall attach to the Preferred Stock after the expiration of the Conversion Period. Upon liquidation of the Corporation, the right of conversion shall terminate as of the close of business on the day fixed for payment of the liquidation preference payable with respect to the Preferred Stock pursuant to Paragraph 4 hereof.

     (4) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, distribution of the net assets of the Corporation remaining after payment or provision for payment of the debts and other liabilities of the Corporation shall be made as follows: (i) first pro rata to each holder of Preferred Stock an amount up to $1.00 per share of Preferred Stock held by such holder plus any declared but unpaid dividends with respect of shares of Preferred Stock held by such holder and (ii) then pro rata to the holders of the Common Stock.

                              ANNEX 1 TO EXHIBIT A


                      SUBORDINATED SECURED PROMISSORY NOTE

$____________                                                [_________, 200___]

     FOR VALUE RECEIVED, the sufficiency and adequacy of which is hereby acknowledged, I.C. ISAACS & COMPANY, INC. a Delaware corporation ("MAKER"), promises to pay to the order of [SPECIFY HOLDER] ("PAYEE"), the principal sum of [___________________ Dollars ($____________)], together with interest until paid, as set forth in this Note.

     1. INTEREST RATE. Interest shall accrue and be payable on the outstanding unpaid principal balance of this Note at the fixed interest rate of twelve percent (12.0%) per annum computed on the basis of the actual number of days elapsed over a year of 360 days.

     2. INTEREST PAYMENTS; PRINCIPAL AND INTEREST PAYMENTS. Maker shall make two quarterly payments of accrued interest only on [INSERT TWO CONSECUTIVE QUARTERLY PAYMENT DATES BEGINNING THE DATE THAT IS THREE MONTHS AFTER THE DATE OF THE CONVERSION OF THE PREFERRED STOCK TO THIS NOTE]. Maker shall make four equal quarterly installment payments of principal and interest in the amount of [_______ Dollars ($_________)] each to Payee on [INSERT FOUR CONSECUTIVE QUARTERLY PAYMENT DATES, WITH THE FIRST QUARTERLY PAYMENT BEING DUE ON THE DATE THAT IS NINE MONTHS AFTER THE DATE OF THE CONVERSION OF THE PREFERRED STOCK TO THIS NOTE]. Unless sooner paid in full, the entire unpaid principal balance of this Note, together with all outstanding and unpaid accrued interest, shall be due and payable on [INSERT DATE OF FOURTH QUARTERLY PAYMENT OF PRINCIPAL AND INTEREST]. All payments shall be made in U.S. dollars by wire transfer of immediately available funds to Payee at Acct. No. 150/1014471/00 USD, Commerzbank AG, New York branch, Corporate Banking-European Desk, 2 World Financial Center, New York, New York 10281-1050, SWIFT-Code: COBAUS3XXXX,
Contact: ________________ [Ambra to confirm and complete], or to such other account as Payee shall have previously designated to Maker in writing not later than 14 days prior to the date on which such payment becomes due. All payments (including any prepayments) shall be applied first to accrued and unpaid interest, and then to the unpaid principal balance of this Note.

     3. PREPAYMENT. Maker shall be privileged to prepay this Note in whole or in part, together with all interest accrued through the date of payment, at any time without premium or penalty. All partial prepayments shall be applied in inverse order of maturity.

     4. DEFAULT; ACCELERATION; COSTS OF COLLECTION. The occurrence of any of the following events shall be an "EVENT OF DEFAULT": (a) failure of Maker to make any payment of principal or interest under this Note within ten (10) days after the due date thereof; or (b) the occurrence of an Insolvency Event (as defined in Section 10 below). Upon the occurrence of an Event of Default, the unpaid principal with interest and all other sums evidenced by this Note shall, at the option of Payee and in Payee's discretion, become immediately due and payable.

Upon and during the continuance of an Event of Default, Maker shall pay Payee's reasonable costs and expenses (including reasonable attorneys fees and expenses) incurred in collecting the principal and interest due under this Note, including, but not limited to, any reasonable attorneys fees and expenses incurred by Payee in connection with asserting, enforcing, pursuing or preserving its claim in any bankruptcy proceeding.

     5. CERTAIN WAIVERS. As to this Note, Maker waives all applicable exemption rights, whether under any state constitution or otherwise, and also waives valuation and appraisement, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment of this Note, and notice of acceleration and expressly agrees that the maturity of this Note, or any payment under this Note, may be extended from time to time without in any way affecting the liability of Maker.

     6. PRESERVATION OF PAYEE RIGHTS. No failure on the part of Payee to exercise any right or remedy hereunder, whether before or after the happening of an Event of Default shall constitute a waiver thereof, and no waiver of any past Event of Default shall constitute waiver of any future default or of any other Event of Default. No failure to accelerate the indebtedness evidenced hereby by reason of any Event of Default hereunder, or acceptance of a past due installment, or indulgence granted from time to time, shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note or as a waiver of such right or acceleration or any other right, or be construed so as to preclude the exercise of any right that Payee may have, whether by the laws of the State of New York, by agreement, or otherwise. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     7. NOTICES. Any notice required or permitted by or in connection with this Note shall be in writing and shall be made by telecopy, or by hand delivery, or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the parties at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the parties to each other. Notice shall be considered given as of the earlier of the date of actual receipt, or the date of the telecopy or hand delivery, or one (1) business day after delivery to an overnight delivery service (marked for next business day delivery), or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein. Notwithstanding the aforesaid procedures, any notice or demand upon any party, in fact received by such party, shall be sufficient notice or demand.

     If to Maker:                I.C. Isaacs & Company, Inc.
                                 350 Fifth Avenue, Suite 1029
                                 New York, New York 10118
                                 Attn:  Mr. Robert J. Arnot, President and CEO
                                 Telecopy No.:  212-695-7579

     With copy to:               I.C. Isaacs & Company L.P.
                                 3840 Bank Street
                                 Baltimore, Maryland 21224
                                 Attn:  Mr. Eugene C. Wielepski
                                 Telecopy No.:  410-563-1512

      And copy to:               Piper Marbury Rudnick & Wolfe LLP
                                 6225 Smith Avenue
                                 Baltimore, Maryland 21209-3600
                                 Attn:  Robert J. Mathias, Esquire
                                 Telecopy No.:  410-580-3001

      If to Payee:               Ambra Inc.
                                 c/o Hugo Boss USA Inc.
                                 645 Fifth Avenue
                                 New York, New York 10022
                                 Attn:  Chief Financial Officer
                                 Telecopy No.:  212-940-0619

     With copy to:               Hugo Boss AG
                                 Dieselstrasse 12
                                 D-72555 Metzingen
                                 Federal Republic of Germany
                                 Attn:  General Counsel
                                 Telecopy No.:  49-7123-942018

      And copy to:               Coudert Brothers
                                 1114 Avenue of the Americas
                                 New York, N.Y. 10036-7703
                                 Attn:  Pamela T. Church, Esquire
                                 Telecopy No.:  212-626-4120

     8. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely in the State of New York without regard to such state's choice of law rules. In the event any legal action becomes necessary to enforce or interpret the terms of this Note, the parties agree that such action may be brought in the Supreme Court of the State of New York, County of New York, or in the U.S. District Court for the Southern District of New York sitting in New York County, and the parties hereby submit to the jurisdiction of such courts.

     9. SEVERABILITY. In case any provision or any part of any provision contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision or remaining part of the affected provision of this Note, but this Note shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein but only to the extent such provision or part thereof is invalid, illegal, or unenforceable.

     10. NOTE ISSUED IN EXCHANGE FOR CONVERTED SHARES; SUBORDINATION. (a) This Note has been issued in exchange for shares of Maker's Series A Convertible Preferred Stock ("CONVERTED SHARES"), which shares were convertible into this
Note in a principal amount equal to One Dollar ($1) multiplied by the total number of shares converted, in accordance with the terms of that certain Agreement dated as of October 22, 1999 between Maker, Payee, I.C. Isaacs & Company L.P., and Hugo Boss AG, as amended by that certain License Rights Termination Agreement among the same parties dated as of March 15, 2001.

          (b) Payee, by accepting delivery of this Note in exchange for the Converted Shares, covenants and agrees, for itself and each and every subsequent holder of this Note, that upon and during the continuance of any Insolvency Event, the indebtedness evidenced by this Note shall be subordinate and junior in right and priority of payment to Maker's indebtedness (as a borrower, a guarantor, or otherwise) to Congress Financial Corporation (referred to herein as "CONGRESS FINANCIAL," which term shall include its successors and assigns) and to Maker's indebtedness to any other lender (referred to herein as "OTHER LENDER," which term shall include its successors and assigns) that may provide financing to Maker (or to I.C. Isaacs & Company L.P.) in replacement of Maker's (or I.C. Isaacs & Company L.P.'s) credit facility from Congress Financial (Congress Financial and any such Other Lender are referred to herein as "LENDER"), such that upon and during the continuance of any Insolvency Event, (i) no part of the indebtedness evidenced by this Note shall have any claim to the assets of Maker on parity with or prior to any claims of Lender to such assets; and
(ii) unless and until Maker's indebtedness to Lender shall have been indefeasibly paid in full, Payee shall not without the express prior written consent of Lender, take or receive from Maker, and Maker shall not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of any nature or type for the whole or any part of the indebtedness evidenced by this Note, provided that no such subordination shall be effective if all indebtedness owed by Maker to Lender has been equitably subordinated to the claims of all other general unsecured creditors of Maker by virtue of Lender's acts or conduct by a court of competent jurisdiction under a final and non-appealable order, judgment or decree (a "SUBORDINATION EVENT"). Payee, by accepting delivery of this Note in exchange for the Converted Shares, further covenants and agrees, for itself and each and every subsequent holder of this Note, that if any payment or distribution, whether consisting of money, property or securities, be collected or received by Payee, or any such subsequent holder of this Note, in respect of the indebtedness evidenced by this Note, upon or during the continuance of an Insolvency Event, provided a Subordination Event has not occurred, then Payee or such subsequent holder of this Note immediately shall deliver the same to Lender, in the form received, duly endorsed to Lender, if required, to be applied to the payment of Maker's indebtedness to Lender until Maker's indebtedness to Lender is paid in full. Until so delivered, such payment or distribution shall be held in trust by Payee, or such subsequent holder of this Note, as property of Lender, segregated from other funds and property held by Payee, or such other holder of this Note. The provisions of this Section 10 are, and are intended solely, for the purpose of defining the relative rights of Payee (and any subsequent holder of this Note), on the one hand, and Lender, on the other, upon and during the continuance of an Insolvency Event. Lender is an intended beneficiary of the subordination provided by the terms of this Section 10. Notwithstanding anything to the contrary in this paragraph, such subordination of the indebtedness evidenced by this Note shall not prevent or limit Payee's right or ability to assert, enforce or otherwise pursue its claim during any Insolvency Event provided any payments to Payee are treated in accordance with this Section.

          (c) As used in this Note, "INSOLVENCY EVENT" means any of the following: (i) Maker commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, administration, reorganization, conservatorship, or relief from debtors, seeking to have any order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, administration, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of an administrator or receiver for it or for all or any substantial part of its assets, or Maker making a general assignment for the benefit of its creditors, or (ii) there being commenced against Maker any case, proceeding or other action of a nature referred to in clause (A) hereof, or (iii) there being commenced against Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief that is not satisfied within 90 days, or (iv) Maker taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or
(iii) above, or (v) Maker admitting in writing its inability to pay its debts as they become due.

          (d) Notwithstanding anything to the contrary set forth in this Note, so long as Maker (or I.C. Isaacs & Company L.P.) is indebted, as a borrower, a guarantor, or otherwise, to Congress Financial, Payee's rights under this Note shall also be subject to the terms of that certain Intercreditor and Subordination Agreement dated as of March 15, 2001 between Payee and Congress Financial (the "INTERCREDITOR AGREEMENT," which term shall include any amendments to and replacements for the Intercreditor Agreement from time to time) and, in the event of a conflict between the terms of this Note and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern.

          (e) Payee, by accepting delivery of this Note, covenants and agree, for itself and for each subsequent holder of this Note, that in the event that Congress Financial (or any subsequent Senior Creditor) shall be replaced by another Senior Creditor, then promptly upon Maker's written request Payee shall execute and deliver to such replacement Senior Creditor an intercreditor and subordination agreement in favor of such replacement Senior Creditor, which intercreditor and subordination agreement (a "REPLACEMENT INTERCREDITOR AGREEMENT," which term shall include any amendments to and replacements for the Replacement Intercreditor Agreement) shall be identical to the Intercreditor Agreement in form and substance, and so long as Maker is indebted to such replacement Senior Creditor, Payee's rights under this Note shall also be subject to the terms of the Replacement Intercreditor Agreement and, in the event of a conflict between the terms of this Note and the terms of the Replacement Intercreditor Agreement, the terms of the Replacement Intercreditor Agreement shall govern.

     11. MUTUAL WAIVER OF JURY TRIAL. MAKER AND PAYEE WAIVE ALL RIGHTS TO TRIAL BY JURY OF ANY CLAIMS OF ANY KIND ARISING UNDER OR RELATING IN ANY WAY TO THIS NOTE. MAKER AND PAYEE ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND REPRESENT TO EACH OTHER THAT THESE WAIVERS ARE MADE KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH COUNSEL OF THEIR CHOICE. MAKER AND PAYEE AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION WITHOUT A JURY.

     IN WITNESS WHEREOF, and intending to be legally bound hereby Maker executes this Note under seal as of the date first written above.

WITNESS:                              I.C. ISAACS & COMPANY, INC.


_____________________________         By: ________________________________(SEAL)
                                          Name:
                                          Title:

                              ANNEX 2 TO EXHIBIT A

                               SECURITY AGREEMENT

     THIS AGREEMENT made as of the ____ day of [___________, 200___], by I.C. ISAACS & COMPANY L.P., a Delaware limited partnership, having a mailing address at 3840 Bank Street, Baltimore, Maryland 21224, and having a federal employer identification number of 52-1376512 ("DEBTOR"), in favor of [SPECIFY HOLDER], having an address from which information regarding the security interests may be obtained at [SPECIFY ADDRESS], Attn: Chief Financial Officer, and having a federal employer identification number of [SPECIFY NUMBER] ("SECURED PARTY").

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

     SECTION 1.01. DEFINED TERMS. Unless otherwise expressly stated in this Agreement, capitalized terms used in this Agreement shall have the following meanings:

     "CONGRESS FINANCIAL" Congress Financial Corporation and its successors and assigns.

     "EVENT OF DEFAULT" An Event of Default as defined in the Note.

     "INTERCREDITOR AGREEMENT" The Intercreditor and Subordination Agreement dated as of March 15, 2001 between Secured Party and Congress Financial and all amendments, modifications, supplements and restatements thereof, from time to time.

     "LIEN" Any security interest, collateral assignment, lien or other arrangement in favor of a creditor of Debtor for security purposes.

     "NOTE" The [$__________] Subordinated Secured Promissory Note dated [___________, 200___], made by Obligor payable to the order of Secured Party and all amendments, modifications, supplements, extensions and replacements thereof, from time to time.

     "OBLIGATIONS" All of Obligor's obligations to Secured Party under the Note and all of Debtor's obligations to Secured Party under this Agreement.

     "OBLIGOR" I.C. Isaacs & Company, Inc., a Delaware corporation.

     "SENIOR CREDITOR" Congress Financial and any other lender that may provide financing to Debtor in replacement of Debtor's credit facility from Congress Financial, and any of their respective successors or assigns.

                                   ARTICLE II

                                SECURITY INTEREST

     SECTION 2.01. SECURITY INTEREST. To secure the Obligations, Debtor hereby grants to Secured Party a security interest in all of Debtor's now owned and hereafter acquired property described below (all the property described below being referred to herein as the "COLLATERAL"):

          (a) amounts owed to Debtor for goods sold or services rendered by Debtor ("ACCOUNTS");

          (b) chattel paper ("CHATTEL PAPER");

          (c) equipment ("EQUIPMENT");

          (d) general intangibles ("GENERAL INTANGIBLES");

          (e) instruments ("INSTRUMENTS");

          (f) inventory ("INVENTORY");

          (g) the products of the foregoing ("PRODUCTS"); and

          (h) the proceeds of the foregoing ("PROCEEDS").

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Debtor makes the following representations and warranties to Secured Party on the date of this Agreement:

     SECTION 3.01. DEBTOR'S NAME AND ADDRESS. The name of Debtor set forth on the first page and the signature page of this Agreement is Debtor's correct and complete legal name. The address for Debtor in this Agreement is Debtor's mailing address.

     SECTION 3.02. ORGANIZATION, POWER. Debtor is a limited partnership duly organized and validly existing under the laws of the State of Delaware and has the power to execute, deliver and perform this Agreement.

      SECTION 3.03. AUTHORIZATION. The Obligations, and the execution, delivery and performance of this Agreement and the Note have been duly authorized by all requisite action on the part of Debtor and will not (a) violate any applicable law or Debtor's organizational documents or (b) breach the provisions of any contract binding on Debtor.

     SECTION 3.04. OWNERSHIP OF COLLATERAL. Debtor owns the Collateral and has the right to grant the security interest granted in this Agreement.

                                   ARTICLE IV

                                    COVENANTS

     SECTION 4.01. COLLECTION OF COLLATERAL. Subject and subordinate to the rights of Senior Creditor, and so long as Debtor is indebted to Congress Financial, subject to the terms of the Intercreditor Agreement:

          (a) Debtor shall be entitled, prior to the occurrence of an Event of Default, and until notified of the revocation of such right by Secured Party after the occurrence of an Event of Default and while such Event of Default is continuing, to collect Accounts, Chattel Paper, General Intangibles and Instruments and to use the Proceeds thereof; and

          (b) upon and after the occurrence of an Event of Default, and so long as such Event of Default continues, Secured Party may revoke Debtor's right to collect Accounts, Chattel Paper, General Intangibles and Instruments by giving Debtor written notice of such revocation.

     SECTION 4.02. LIENS. Debtor shall not without Secured Party's written consent create any Lien upon any Collateral other than any Lien (a) in favor of Secured Party, or (b) in favor of Senior Creditor, or (c) for taxes which are not yet delinquent, or (d) to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance in the ordinary course of Debtor's business, or (e) that is a purchase money security interest in Equipment securing the purchase price, or amounts advanced to pay the purchase price, of such Equipment, and costs of the acquisition of such Equipment, or (f) relating to any financing statement listed or referred to on SCHEDULE A to this Agreement.

     SECTION 4.03. COSTS OF COLLECTION. Upon and after the occurrence of an Event of Default, Debtor shall promptly pay to Secured Party upon Secured Party's demand from time to time Secured Party's reasonable costs and expenses (including reasonable attorneys fees and expenses) incurred in enforcing this Agreement, including, but not limited to, any reasonable attorneys fees and expenses incurred by Secured Party in connection with asserting, enforcing or pursuing its claim in any bankruptcy proceeding.

     SECTION 4.04. DELIVERY AND PERFECTION. Debtor shall, promptly upon Secured Party's written request, execute and file financing statements or continuation statements and amendments thereto and collateral assignments of trademarks with the appropriate state and local authorities and the U.S. Patent & Trademark Office relating to all or any part of the Collateral where permitted by applicable law and take all such other actions and to execute, deliver and file, or cause to be filed, such other instruments or documents or amendments thereto, and perform such acts as Secured Party may reasonably require in order to create, perfect, establish, preserve and maintain a perfected valid and continuing security interest of Secured Party in the Collateral.

                                    ARTICLE V

                                    REMEDIES

     SECTION 5.01. REMEDIES. Upon the occurrence of any Event of Default and so long as such Event of Default continues, and subject to the rights of Senior Creditor and so long as Debtor is indebted to Congress Financial (including any subsequent Senior Creditor), subject to the terms of the Intercreditor Agreement, Secured Party may exercise any one or more of its rights and remedies under common or statutory law and may do any one or more of the following: (a) collect the Collateral, and (b) exercise any other right or remedy which may be available to a secured party under the Uniform Commercial Code or other applicable law or under this Agreement or the Note, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                                   ARTICLE VI

                                  SUBORDINATION

     SECTION 6.01. SUBORDINATION AGREEMENT. Secured Party agrees, for itself and for each subsequent holder of the Note, that the Lien granted to Secured Party in the Collateral pursuant to the terms of this Agreement, and Secured Party's rights and remedies under this Agreement, are and shall be subject and subordinate to any Liens granted by Debtor to Senior Creditor in the Collateral and to Senior Creditor's rights and remedies under any agreements between Debtor and Senior Creditor relating to the Collateral, and so long as Debtor is indebted to Congress Financial (including any subsequent Senior Creditor), subject to the terms of the Intercreditor Agreement.

     SECTION 6.02. REPLACEMENT INTERCREDITOR AGREEMENT. Secured Party agrees, for itself and for each subsequent holder of the Note, that in the event that Congress Financial (or any subsequent Senior Creditor) shall be replaced by another Senior Creditor, then promptly upon Debtor's written request Secured Party shall execute and deliver to such replacement Senior Creditor an intercreditor and subordination agreement in favor of such replacement Senior Creditor, which intercreditor and subordination agreement (referred to herein as a "REPLACEMENT INTERCREDITOR AGREEMENT," which term shall include any amendments to and replacements for the Replacement Intercreditor Agreement) shall be identical to the Intercreditor Agreement in form and substance, and so long as Debtor is indebted to such replacement Senior Creditor, Secured Party's rights under this Agreement shall also be subject to the terms of the Replacement Intercreditor Agreement and, in the event of a conflict between the terms of this Agreement and the terms of the Replacement Intercreditor Agreement, the terms of the Replacement Intercreditor Agreement shall govern.

                                   ARTICLE VII

                               GENERAL PROVISIONS

     SECTION 7.01. NOTICES. Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made in accordance with the notice provision of the Note.

     SECTION 7.02. AMENDMENTS, WAIVERS AND CONSENTS; SUCCESSORS AND ASSIGNS. Neither this Agreement nor the Note nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated, nor shall any consent be given, unless such amendment, change, waiver, discharge, termination or consent is in writing and signed by Secured Party. This Agreement shall inure to the benefit of and be binding upon Secured Party, and Secured Party's successors and assigns (including any holder of the Note), and shall inure to the benefit of and be binding upon the successors of Debtor. This Agreement may not be assigned by Debtor without prior written consent of Secured Party.

     SECTION 7.03. GOVERNING LAW. The validity, construction, operation and effect of any and all of the terms and provisions of this Agreement shall be determined and enforced in accordance with the laws of the State of New York without giving effect to principles of conflicts of law thereunder. All disputes arising out of or in connection with this Agreement or the interpretation thereof shall be submitted to the United States District Court for the Southern District of New York and the parties hereby submit to the jurisdiction of such court.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties execute this Agreement as of the date first above written.

                               I.C. ISAACS & COMPANY L.P., a
                               Delaware limited partnership

                               By:    I.C. Isaacs & Company, Inc., a
                                      Delaware corporation, its general partner

                               By: _______________________________
                                   Name:  Robert J. Arnot
                                   Title: Chairman and Chief Executive Officer


                              [NAME OF SECURED PARTY]

                              By: _______________________________

                                  Name: _________________________
                                  Title:   ______________________

                                   SCHEDULE A

MARYLAND STATE DEPARTMENT OF ASSESSMENTS AND TAXATION:

1. Secured Party: StorageTek Financial Services Corporation; financing statement number 91287666;

2.   Secured Party: The CIT Group; financing statement number 100648427;

3.   Secured Party: The CIT Group; financing statement number 101698361;

4. Secured Party: Congress Financial Corporation; financing statement number 121638237;

5. Secured Party: Congress Financial Corporation; financing statement number 121717069;

6. Secured Party: Congress Talcott Corporation; financing statement number 131658551;

7.   Secured Party: IBM Credit Corporation; financing statement number
     133438545;

8.   Secured Party: First Bank Richmond SB; financing statement number
     142068223;

9. Secured Party: The CIT Group/Equipment Financing, Inc.; financing statement number 142738010;

10. Secured Party: The CIT Group/Equipment Financing, Inc.; financing statement number 142868475;

11. Secured Party: Center Capital Corporation; financing statement number 143018012;

12. Secured Party: AT&T Capital Corp. Leasing Services; financing statement number 150128096;

13. Secured Party: AT&T Capital Corp. Leasing Services; financing statement number 150128102;

14. Secured Party: Center Capital Corporation; financing statement number 150348190;

15.  Secured Party: IBM Credit Corporation; financing statement number
     153608374;

16.  Secured Party: IBM Credit Corporation; financing statement number
     153608375;

17. Secured Party: AT&T Capital Leasing Services, Inc.; financing statement number 160168107;

18.  Secured Party: IBM Credit Corporation; financing statement number
     161248604;

19. Secured Party: AT&T Capital Leasing Services, Inc.; financing statement number 161308122;

20.  Secured Party: IBM Credit Corporation; financing statement number
     161768181;

21.  Secured Party: JLA Credit Corporation; financing statement number
     162088075;

22.  Secured Party: IBM Credit Corporation; financing statement number
     163598159;

23.  Secured Party: IBM Credit Corporation; financing statement number
     172978484;

24.  Secured Party: Ambra Inc.; financing statement number 173398851;

DELAWARE SECRETARY OF STATE:

1. Secured Party: Congress Financial Corporation; financing statement number 9207090;

2. Secured Party: Congress Financial Corporation; financing statement number 207394;

NEW YORK COUNTY:

1. Secured Party: Congress Financial Corporation; financing statement number 92PN25578;

2. Secured Party: Congress Financial Corporation; financing statement number 92PN26780;

3.   Secured Party: Copelco Capital, Inc.; financing statement number 97PN41979;

4.   Secured Party: Ambra Inc.; financing statement number 97PN58440;

5.   Secured Party: MCS Business Solutions; financing statement number
     99PN69483;

NEW YORK DEPARTMENT OF STATE:

1. Secured Party: Congress Financial Corporation; financing statement number 122274;

2. Secured Party: Congress Financial Corporation; financing statement number 127598;

3.   Secured Party: Copelco Capital, Inc.; financing statement number 170253;

4.   Secured Party: Ambra Inc.; financing statement number 250390;

5. Secured Party: MCS Business Solutions, Inc.; financing statement number 258091; and

FILINGS IN OTHER JURISDICTIONS:

Such other financing statements as may be filed in jurisdictions and offices other than the Maryland State Department of Assessments and Taxation, Delaware Secretary of State, New York County and New York Department of State relating to the same liens as the financing statements listed above.